Provisions and Other Non-Current Liabilities - Summary of Provisions and Other Non-Current Liabilities (Detail) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
Disclosure of other provisions [abstract]
Net defined benefit plan obligations	$ 506	$ 598
Other financial liabilities	234	224
Deferred compensation and employee incentives	99	111
Provisions	94	140
Other non-current liabilities	10	10
Total provisions and other non-current liabilities	$ 943	$ 1,083